Supplement dated October 30, 2015
to the Statement of Additional Information (the "SAI"), as supplemented, dated October 1, 2015, for the following fund:
Fund
Columbia Funds Series Trust II
Columbia Inflation Protected Securities Fund
The information under the subsection The Investment Manager and Subadvisers - Portfolio Managers in the Investment Management and Other Services section of the SAI for the above mentioned Fund has been superseded and replaced with the following:
		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
For Funds with fiscal period ending January 31
Inflation Protected Securities Fund	Orhan Imer	12 RICs 2 PIVs 4 other accounts	$7.07 billion $1.67 billion $478,707.38	None	None	(2)	(11)
	David Kennedy(h)	18 other accounts	$227.57 million	None	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(h)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of August 31, 2015.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP915_00_017_(10/15)

Supplement dated October 30, 2015
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust II
Columbia Inflation Protected Securities Fund	12/1/2014
Effective immediately, the list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” section of the Prospectus and the Summary Prospectus is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Orhan Imer, Ph.D., CFA	Senior Portfolio Manager, Head of LDI and Inflation Solutions	Co-manager	2012
David Kennedy	Senior Portfolio Manager, Vice President of Fixed Income Product Management	Co-manager	October 2015
The rest of the section remains the same.
Effective immediately, the information under the caption “Primary Service Providers — Portfolio Manager” in the “More Information About the Fund” section of the Prospectus is hereby superseded and replaced with the following information:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Orhan Imer, Ph.D., CFA	Senior Portfolio Manager, Head of LDI and Inflation Solutions	Co-manager	2012
David Kennedy	Senior Portfolio Manager, Vice President of Fixed Income Product Management	Co-manager	October 2015
Dr. Imer joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2009. Dr. Imer began his investment career in 2005 and earned a Ph.D. from the University of Illinois at Urbana-Champaign.
Mr. Kennedy joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2003. Mr. Kennedy began his investment career in 1985 and earned a B.A. from the College of the Holy Cross and an M.B.A. from Harvard Business School.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP165_07_001_(10/15)